Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Fourth Quarter and Fiscal Year 2024 Financial Results

•Q4 net revenue of $92.2 million, GAAP gross margin of 55.6% and non-GAAP gross margin of 59.1%
•FY'24 net revenue of $360.5 million, GAAP gross margin of 54.0% and non-GAAP gross margin of 59.7%

Carlsbad, Calif. – January 29, 2025 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced financial results for the fourth quarter and fiscal year ended December 31, 2024.

Fourth Quarter Financial Highlights
GAAP basis:
•Net revenue was $92.2 million, up 14% sequentially and down 26% from the year-ago quarter.
•GAAP gross margin was 55.6%, compared to 54.4% in the prior quarter, and 54.7% in the year-ago quarter.
•GAAP operating expenses were $92.4 million in the fourth quarter 2024, or 100% of net revenue, compared to $110.8 million in the prior quarter, or 137% of net revenue, and $110.3 million in the year-ago quarter, or 88% of net revenue.
•GAAP loss from operations was 45% of net revenue, compared to loss from operations of 82% of net revenue in the prior quarter, and loss from operations of 33% of net revenue in the year-ago quarter.
•Net cash flow used in operating activities was $27.8 million, compared to net cash flow used in operating activities of $30.7 million in the prior quarter, and net cash flow used in operating activities of $16.6 million in the year-ago quarter.
•GAAP diluted loss per share was $0.68, compared to diluted loss per share of $0.90 in the prior quarter, and diluted loss per share of $0.47 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 59.1%, compared to 58.7% in the prior quarter, and 61.4% in the year-ago quarter.
•Non-GAAP operating expenses were $61.3 million, or 67% of net revenue, compared to $72.8 million or 90% of net revenue in the prior quarter, and $75.7 million or 60% of net revenue in the year-ago quarter.
•Non-GAAP loss from operations was 7% of net revenue, compared to loss of 31% in the prior quarter, and income of 1% in the year-ago quarter.
•Non-GAAP diluted loss per share was $0.09, compared to loss of $0.36 in the prior quarter, and earnings of $0.01 in the year-ago quarter.

Fiscal Year 2024 Financial Highlights
•	Net revenue was $360.5 million, down 48.0% over fiscal 2023.
•	GAAP gross margin was 54.0%, down from 55.6% in the prior year, and non-GAAP gross margin was 59.7%, down from 60.8% the prior year.
•
GAAP operating expenses were $418.1 million, or 116% of net revenue, compared to $423.9 million or 61% of net revenue in fiscal 2023, and non-GAAP operating expenses were $283.7 million, or 79% of net revenue, compared to $314.1 million or 45% of net revenue in the prior year.

•
GAAP loss from operations was 62% of net revenue, compared to GAAP loss from operations of 6% in fiscal 2023, and non-GAAP loss from operations was 19% of net revenue, compared to non-GAAP income from operations of 16% in the prior year.

•	Net cash flow used in operations of $45.3 million, compared to net cash flow provided by operations of $43.4 million in fiscal 2023.
•
GAAP diluted loss per share was $2.93 compared to GAAP diluted loss per share of $0.91 in the prior year, while non-GAAP diluted loss per share was $0.90 compared to non-GAAP diluted earnings per share of $1.10 in fiscal 2023.

Management Commentary

“Another quarter of improvement in customer orders and continued new product traction give us confidence that we are entering our next stage of growth in 2025,” said Kishore Seendripu, PhD, Chairman and CEO. “In particular, we’re excited by the progress in our optical interconnect business, where we have now shipped more than one million units across multiple customers into high-volume opportunities. We also believe that our investments into strategic applications such as fiber broadband access gateways, Wi-Fi, Ethernet, and wireless infrastructure position us for meaningful growth and TAM expansion this year. With our strong focus on operational efficiency, we are working hard towards a return to profitability in the coming quarters.”
First Quarter 2025 Business Outlook

The company expects net revenue in the first quarter of 2025 to be approximately $85 million to $105 million. The Company also estimates the following:
•GAAP gross margin of approximately 54.5% to 57.5%;
•Non-GAAP gross margin of approximately 57.5% to 60.5%;
•GAAP operating expenses of approximately $93 million to $99 million;
•Non-GAAP operating expenses of approximately $56 million to $62 million;
•GAAP and non-GAAP interest and other expense of approximately $1.0 million to $2.0 million each;
•GAAP and non-GAAP income tax provision of $2.7 million and $0; and
•GAAP and non-GAAP diluted share count of approximately 85.5 million each.

Webcast and Conference Call
MaxLinear will host its fourth quarter financial results conference call today, January 29, 2025 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until February 12, 2025. A replay of the conference call will also be available until February 12, 2025 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13750660.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for first quarter 2025 net revenue, and GAAP and non-GAAP amounts for each of the following: gross margins, operating expenses, interest and other expenses, income tax provision, and diluted share counts); our potential growth, TAM expansion, revenue and profitability opportunities; market trends; settlement of bonus awards for our 2024 performance period; and statements by our Chairman and CEO. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation; risks relating to our terminated merger with Silicon Motion and related arbitration and class action complaint and the risks related to potential payment of damages; the effect of intense and increasing competition; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has previously declined, and/or manage future growth effectively, and the impact of excess inventory in the channel on our customers’ expected demand for certain of our products and on our revenue; the geopolitical and economic tensions among the countries in which we conduct business; increased tariffs, export controls or imposition of other trade barriers; our ability to obtain or retain government authorization to export certain of our products or technology; risks associated with international geopolitical and military conflicts; risks related to the loss of, or a significant reduction in orders from major customers; costs of legal proceedings or potential violations of regulations; information technology failures; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial research and development investments; delays or expenses caused by undetected defects or bugs in our products; substantial quarterly and annual fluctuations in our revenue and operating results; failure to timely develop and introduce new or enhanced products; order and shipment uncertainties; failure to accurately predict our future revenue and appropriately budget expenses; lengthy and expensive customer qualification processes; customer product plan cancellations; failure to maintain compliance with government regulations; failure to attract and retain qualified personnel; any adverse impact of rising interest rates on us, our customers, and our distributors and related demand; risks related to compliance with privacy, data protection and cybersecurity laws and regulations; risks related to conforming our products to industry standards; risks related to business acquisitions and investments; claims of intellectual property infringement; our ability to protect our intellectual property; risks related to security vulnerabilities of our products; use of open source software in our products; and failure to manage our relationships with, or negative impacts from, third parties.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Current Reports on Form 8-K, as well as the information to be set forth under the caption "Risk Factors" in MaxLinear's Annual Report on Form 10-K for the year ended December 31, 2024. All forward-looking statements are based on the estimates, projections and assumptions of management as of January 29, 2025, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of net revenue, non-GAAP income (loss) from operations, non-GAAP income (loss) from operations as percentage of revenue, non-GAAP interest and other income (expense), non-GAAP income tax provision, non-GAAP diluted earnings (loss) per share, and non-GAAP diluted share count. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance-based bonus plan for 2024, which we intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2023, which we settled in shares of common stock in February 2024; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions, if any, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; (vii) impairment of intangible assets; (viii) severance and other restructuring charges; (ix) other non-recurring interest and other income (expenses), net attributable to acquisitions, including impairment of investments in a privately held entity and ticking fees paid to lenders in August 2023 following the termination of the previously pending (now terminated) merger with Silicon Motion; and (x) non-cash income tax benefits and expenses. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income or loss.
Performance-based equity consists of accruals related to our executive and non-executive bonus programs, and have been excluded from our non-GAAP net income or loss for all periods reported. Bonus payments for the 2023 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2024. We currently expect that bonus awards under our fiscal 2024 program will be settled in common stock in the first quarter of fiscal 2025.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, acquisition and integration costs primarily consisting of professional and consulting fees, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; ticking fees paid to lenders following the termination of such merger which were recorded in other expense; and accretion of discount on contingent consideration to interest expense.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Impairment losses are related to abandonment of acquired or purchased intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Other expense also includes losses from impairment of privately held investments.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, we are also unable to predict their probable significance, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly, in reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not provided a reconciliation for non-GAAP guidance provided for the first quarter 2025.
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:
Leslie Green
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023
Net revenue	$92,167	$81,102	$125,353
Cost of net revenue	40,919	37,022	56,814
Gross profit	51,248	44,080	68,539
Operating expenses:
Research and development	51,278	52,604	65,250
Selling, general and administrative	38,087	30,154	34,384
Impairment losses	—	1,237	—
Restructuring charges	3,056	26,828	10,648
Total operating expenses	92,421	110,823	110,282
Loss from operations	(41,173)	(66,743)	(41,743)
Interest income	1,040	1,653	1,781
Interest expense	(2,802)	(2,655)	(2,909)
Other income (expense), net	2,113	(14,753)	240
Total other income (expense), net	351	(15,755)	(888)
Loss before income taxes	(40,822)	(82,498)	(42,631)
Income tax provision (benefit)	17,016	(6,713)	(4,131)
Net loss	$(57,838)	$(75,785)	$(38,500)
Net loss per share:
Basic	$(0.68)	$(0.90)	$(0.47)
Diluted	$(0.68)	$(0.90)	$(0.47)
Shares used to compute net loss per share:
Basic	84,485	84,074	81,681
Diluted	84,485	84,074	81,681

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Twelve Months Ended
	December 31, 2024	December 31, 2023
Net revenue	$360,528	$693,263
Cost of net revenue	165,746	307,600
Gross profit	194,782	385,663
Operating expenses:
Research and development	225,189	269,504
Selling, general and administrative	138,329	132,156
Impairment losses	1,237	2,438
Restructuring charges	53,379	19,786
Total operating expenses	418,134	423,884
Loss from operations	(223,352)	(38,221)
Interest income	6,386	6,053
Interest expense	(10,874)	(10,702)
Other income (expense), net	(10,877)	(20,940)
Total other income (expense), net	(15,365)	(25,589)
Loss before income taxes	(238,717)	(63,810)
Income tax provision	6,481	9,337
Net loss	$(245,198)	$(73,147)
Net loss per share:
Basic	$(2.93)	$(0.91)
Diluted	$(2.93)	$(0.91)
Shares used to compute net loss per share:
Basic	83,600	80,719
Diluted	83,600	80,719

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023
Operating Activities
Net loss	$(57,838)	$(75,785)	$(38,500)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization and depreciation	11,714	12,142	16,593
Impairment of intangible assets	—	1,237	—
Impairment of investments and other assets	—	14,000	—
Amortization of debt issuance costs and accretion of discount on debt and leases	548	637	703
Stock-based compensation	18,813	12,788	16,413
Deferred income taxes	13,884	(8,320)	(10,954)
Loss on disposal of property and equipment	—	623	—
Gain on sale of investments	—	—	(434)
Unrealized holding gain on investments	—	—	(2,152)
Impairment of leased right-of-use assets	2,140	677	—
Gain on extinguishment of lease liabilities	(1)	(1)	—
(Gain) loss on foreign currency and other	(2,226)	2,339	2,335
Excess tax deficiencies on stock based awards	262	1,469	276
Changes in operating assets and liabilities:
Accounts receivable, net	(37,534)	37,010	(12,363)
Inventory	5,720	(1,325)	15,034
Prepaid expenses and other assets	6,742	(7,852)	887
Accounts payable, accrued expenses and other current liabilities	17,448	(6,708)	(11,514)
Accrued compensation	(2,092)	159	932
Accrued price protection liability	(1,071)	(17,158)	3,474
Lease liabilities	(2,889)	(2,761)	(2,780)
Other long-term liabilities	(1,458)	6,098	5,477
Net cash used in operating activities	(27,838)	(30,731)	(16,573)
Investing Activities
Purchases of property and equipment	(2,193)	(4,132)	(1,274)
Purchases of intangible assets	(805)	(1,818)	(157)
Cash used in acquisitions, net of cash acquired	—	—	(940)
Sales of trading securities	—	—	17,198
Net cash provided by (used in) investing activities	(2,998)	(5,950)	14,827
Financing Activities
Net proceeds from issuance of common stock	2,512	—	1,391
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,091)	(58)	(220)
Net cash provided by (used in) financing activities	1,421	(58)	1,171
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(474)	94	779
Increase (decrease) in cash, cash equivalents and restricted cash	(29,889)	(36,645)	204
Cash, cash equivalents and restricted cash at beginning of period	149,492	186,137	188,152
Cash, cash equivalents and restricted cash at end of period	$119,603	$149,492	$188,356

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended
	December 31, 2024	December 31, 2023
Operating Activities
Net loss	$(245,198)	$(73,147)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Amortization and depreciation	54,140	71,516
Impairment of intangible assets	1,237	2,438
Impairment of investments and other assets	14,000	—
Amortization of debt issuance costs and accretion of discount on debt and leases	2,538	2,561
Stock-based compensation	66,021	55,176
Deferred income taxes	826	(4,452)
Loss on disposal of property and equipment	1,068	2,057
Gain on sale of investments	—	(434)
Unrealized holding loss on investments	—	1,765
Impairment of leased right-of-use assets	5,555	—
Gain on settlement of pension	—	(1,008)
Gain on extinguishment of lease liabilities	(555)	—
(Gain) loss on foreign currency	(1,253)	2,475
Excess tax (benefits) deficiencies on stock based awards	3,250	(253)
Changes in operating assets and liabilities:
Accounts receivable, net	85,155	1,406
Inventory	9,565	60,636
Prepaid expenses and other assets	(1,873)	(9,328)
Accounts payable, accrued expenses and other current liabilities	(4,569)	(29,431)
Accrued compensation	919	9,708
Accrued price protection liability	(28,283)	(41,562)
Lease liabilities	(10,695)	(11,671)
Other long-term liabilities	2,857	4,920
Net cash provided by (used in) operating activities	(45,295)	43,372
Investing Activities
Purchases of property and equipment	(17,680)	(13,454)
Purchases of intangible assets	(5,766)	(6,355)
Cash used in acquisitions, net of cash acquired	—	(13,324)
Sales of trading securities	—	17,198
Net cash used in investing activities	(23,446)	(15,935)
Financing Activities
Payment of debt commitment fees	—	(18,325)
Net proceeds from issuance of common stock	4,091	4,559
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,805)	(12,590)
Net cash provided by (used in) financing activities	1,286	(26,356)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,298)	(1,082)
Decrease in cash, cash equivalents and restricted cash	(68,753)	(1)
Cash, cash equivalents and restricted cash at beginning of period	188,356	188,357
Cash, cash equivalents and restricted cash at end of period	$119,603	$188,356

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2024	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$118,575	$148,476	$187,288
Short-term restricted cash	1,003	993	1,051
Accounts receivable, net	85,464	47,930	170,619
Inventory	90,343	96,063	99,908
Prepaid expenses and other current assets	28,057	34,798	29,159
Total current assets	323,442	328,260	488,025
Long-term restricted cash	25	23	17
Property and equipment, net	59,300	63,493	66,431
Leased right-of-use assets	18,184	22,549	31,264
Intangible assets, net	55,008	58,031	73,630
Goodwill	318,588	318,588	318,588
Deferred tax assets	68,662	82,552	69,493
Other long-term assets	21,430	21,807	32,809
Total assets	$864,639	$895,303	$1,080,257

Liabilities and stockholders’ equity
Current liabilities	$182,284	$168,597	$222,129
Long-term lease liabilities	16,952	19,433	26,243
Long-term debt	122,996	122,840	122,375
Other long-term liabilities	26,124	27,561	23,245
Stockholders’ equity	516,283	556,872	686,265
Total liabilities and stockholders’ equity	$864,639	$895,303	$1,080,257

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023
GAAP gross profit	$51,248	$44,080	$68,539
Stock-based compensation	186	81	137
Performance based equity	8	(19)	17
Amortization of purchased intangible assets	2,990	3,498	8,332
Non-GAAP gross profit	54,432	47,640	77,025

GAAP R&D expenses	51,278	52,604	65,250
Stock-based compensation	(10,862)	(7,423)	(11,061)
Performance based equity	(743)	775	(1,918)
Research and development funded by others	—	3,000	(2,000)
Non-GAAP R&D expenses	39,673	48,956	50,271

GAAP SG&A expenses	38,087	30,154	34,384
Stock-based compensation	(7,766)	(5,284)	(5,215)
Performance based equity	(811)	384	(1,324)
Amortization of purchased intangible assets	(592)	(591)	(591)
Acquisition and integration costs	(7,261)	(801)	(1,799)
Non-GAAP SG&A expenses	21,657	23,862	25,455

GAAP impairment losses	—	1,237	—
Impairment losses	—	(1,237)	—
Non-GAAP impairment losses	—	—	—

GAAP restructuring expenses	3,056	26,828	10,648
Restructuring charges	(3,056)	(26,828)	(10,648)
Non-GAAP restructuring expenses	—	—	—

GAAP loss from operations	(41,173)	(66,743)	(41,743)
Total non-GAAP adjustments	34,275	41,565	43,042
Non-GAAP income (loss) from operations	(6,898)	(25,178)	1,299

GAAP interest and other income (expense), net	351	(15,755)	(888)
Non-recurring interest and other income (expense), net	326	11,769	54
Non-GAAP interest and other income (expense), net	677	(3,986)	(834)

GAAP loss before income taxes	(40,822)	(82,498)	(42,631)
Total non-GAAP adjustments	34,601	53,334	43,096
Non-GAAP income (loss) before income taxes	(6,221)	(29,164)	465

GAAP income tax provision (benefit)	17,016	(6,713)	(4,131)
Adjustment for non-cash tax benefits/expenses	(16,016)	7,568	4,177
Non-GAAP income tax provision	1,000	855	46

GAAP net loss	(57,838)	(75,785)	(38,500)
Total non-GAAP adjustments before income taxes	34,601	53,334	43,096
Less: total tax adjustments	(16,016)	7,568	4,177
Non-GAAP net income (loss)	$(7,221)	$(30,019)	$419

Shares used in computing GAAP and non-GAAP basic net income (loss) per share	84,485	84,074	81,681
Shares used in computing GAAP diluted net loss per share	84,485	84,074	81,681
Dilutive common stock equivalents	—	—	1,000
Shares used in computing non-GAAP diluted net income (loss) per share	84,485	84,074	82,681
Non-GAAP basic net income (loss) per share	$(0.09)	$(0.36)	$0.01
Non-GAAP diluted net income (loss) per share	$(0.09)	$(0.36)	$0.01

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Year ended
	December 31, 2024	December 31, 2023
GAAP gross profit	$194,782	$385,663
Stock-based compensation	621	763
Performance based equity	24	111
Amortization of purchased intangible assets	19,798	35,102
Non-GAAP gross profit	215,225	421,639

GAAP R&D expenses	225,189	269,504
Stock-based compensation	(38,814)	(44,189)
Performance based equity	(3,108)	(7,568)
Research and development funded by others	2,000	(9,500)
Non-GAAP R&D expenses	185,267	208,247

GAAP SG&A expenses	138,329	132,156
Stock-based compensation	(26,586)	(10,224)
Performance based equity	(2,132)	(3,874)
Amortization of purchased intangible assets	(2,366)	(2,881)
Acquisition and integration costs	(8,828)	(9,286)
Non-GAAP SG&A expenses	98,417	105,891

GAAP impairment losses	1,237	2,438
Impairment losses	(1,237)	(2,438)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	53,379	19,786
Restructuring charges	(53,379)	(19,786)
Non-GAAP restructuring expenses	—	—

GAAP loss from operations	(223,352)	(38,221)
Total non-GAAP adjustments	154,893	145,722
Non-GAAP income (loss) from operations	(68,459)	107,501

GAAP interest and other income (expense), net	(15,365)	(25,589)
Non-recurring interest and other income (expense), net	12,233	18,628
Non-GAAP interest and other income (expense), net	(3,132)	(6,961)

GAAP loss before income taxes	(238,717)	(63,810)
Total non-GAAP adjustments	167,126	164,350
Non-GAAP income (loss) before income taxes	(71,591)	100,540

GAAP income tax provision	6,481	9,337
Adjustment for non-cash tax benefits/expenses	(2,481)	717
Non-GAAP income tax provision	4,000	10,054

GAAP net loss	(245,198)	(73,147)
Total non-GAAP adjustments before income taxes	167,126	164,350
Less: total tax adjustments	(2,481)	717
Non-GAAP net income (loss)	$(75,591)	$90,486

Shares used in computing GAAP and non-GAAP basic net income (loss) per share	83,600	80,719
Shares used in computing GAAP diluted net loss per share	83,600	80,719
Dilutive common stock equivalents	—	1,210
Shares used in computing non-GAAP diluted net income (loss) per share	83,600	81,929
Non-GAAP basic net income (loss) per share	$(0.90)	$1.12
Non-GAAP diluted net income (loss) per share	$(0.90)	$1.10

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Three Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023
GAAP gross margin	55.6%	54.4%	54.7%
Stock-based compensation	0.2%	0.1%	0.1%
Performance based equity	—%	—%	—%
Amortization of purchased intangible assets	3.2%	4.3%	6.7%
Non-GAAP gross margin	59.1%	58.7%	61.4%

GAAP R&D expenses	55.6%	64.9%	52.1%
Stock-based compensation	(11.8)%	(9.2)%	(8.8)%
Performance based equity	(0.8)%	1.0%	(1.5)%
Research and development funded by others	—%	3.7%	(1.6)%
Non-GAAP R&D expenses	43.0%	60.4%	40.1%

GAAP SG&A expenses	41.3%	37.2%	27.4%
Stock-based compensation	(8.4)%	(6.5)%	(4.2)%
Performance based equity	(0.9)%	0.5%	(1.1)%
Amortization of purchased intangible assets	(0.6)%	(0.7)%	(0.5)%
Acquisition and integration costs	(7.9)%	(1.0)%	(1.4)%
Non-GAAP SG&A expenses	23.5%	29.4%	20.3%

GAAP impairment losses	—%	1.5%	—%
Impairment losses	—%	(1.5)%	—%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	3.3%	33.1%	8.5%
Restructuring charges	(3.3)%	(33.1)%	(8.5)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP loss from operations	(44.7)%	(82.3)%	(33.3)%
Total non-GAAP adjustments	37.2%	51.3%	34.3%
Non-GAAP income (loss) from operations	(7.5)%	(31.0)%	1.0%

GAAP interest and other income (expense), net	0.4%	(19.4)%	(0.7)%
Non-recurring interest and other income (expense), net	0.4%	14.5%	—%
Non-GAAP interest and other income (expense), net	0.7%	(4.9)%	(0.7)%

GAAP loss before income taxes	(44.3)%	(101.7)%	(34.0)%
Total non-GAAP adjustments before income taxes	37.5%	65.8%	34.4%
Non-GAAP income (loss) before income taxes	(6.8)%	(36.0)%	0.4%

GAAP income tax provision (benefit)	18.5%	(8.3)%	(3.3)%
Adjustment for non-cash tax benefits/expenses	(17.4)%	9.3%	3.3%
Non-GAAP income tax provision	1.1%	1.1%	—%

GAAP net loss	(62.8)%	(93.4)%	(30.7)%
Total non-GAAP adjustments before income taxes	37.5%	65.8%	34.4%
Less: total tax adjustments	(17.4)%	9.3%	3.3%
Non-GAAP net income (loss)	(7.8)%	(37.0)%	0.3%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Year ended
	December 31, 2024	December 31, 2023
GAAP gross margin	54.0%	55.6%
Stock-based compensation	0.2%	0.1%
Performance based equity	—%	—%
Amortization of purchased intangible assets	5.5%	5.1%
Non-GAAP gross margin	59.7%	60.8%

GAAP R&D expenses	62.5%	38.9%
Stock-based compensation	(10.8)%	(6.4)%
Performance based equity	(0.9)%	(1.1)%
Research and development funded by others	0.6%	(1.4)%
Non-GAAP R&D expenses	51.4%	30.0%

GAAP SG&A expenses	38.4%	19.1%
Stock-based compensation	(7.4)%	(1.5)%
Performance based equity	(0.6)%	(0.6)%
Amortization of purchased intangible assets	(0.7)%	(0.4)%
Acquisition and integration costs	(2.5)%	(1.3)%
Non-GAAP SG&A expenses	27.3%	15.3%

GAAP impairment losses	0.3%	0.4%
Impairment losses	(0.3)%	(0.4)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	14.8%	2.9%
Restructuring charges	(14.8)%	(2.9)%
Non-GAAP restructuring expenses	—%	—%

GAAP loss from operations	(62.0)%	(5.5)%
Total non-GAAP adjustments	43.0%	21.0%
Non-GAAP income (loss) from operations	(19.0)%	15.5%

GAAP interest and other income (expense), net	(4.3)%	(3.7)%
Non-recurring interest and other income (expense), net	3.4%	2.7%
Non-GAAP interest and other income (expense), net	(0.9)%	(1.0)%

GAAP loss before income taxes	(66.2)%	(9.2)%
Total non-GAAP adjustments	46.4%	23.7%
Non-GAAP income (loss) before income taxes	(19.9)%	14.5%

GAAP income tax provision	1.8%	1.4%
Adjustment for non-cash tax benefits/expenses	(0.7)%	0.1%
Non-GAAP income tax provision	1.1%	1.5%

GAAP net loss	(68.0)%	(10.6)%
Total non-GAAP adjustments before income taxes	46.4%	23.7%
Less: total tax adjustments	(0.7)%	0.1%
Non-GAAP net income (loss)	(21.0)%	13.1%